SECURITIES AND EXCHANGE COMMISSION


                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15 (D)
              OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 10, 1997


                    JACKSONVILLE BANCORP, INC.



TEXAS                  0  - 28070                               75-2632781
(State of
Incorporation)        (Commission File No.)                    (IRS No)

COMMERCE  AND  NECHES  STREET               JACKSONVILLE,  TEXAS     75766
(Address  of  Principal  Executive  Offices)                     (Zip Code)

                     (903) 586-9861
          (Registrant's Telephone Number, Including Area Code)

                      NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)


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Item 5. OTHER EVENTS

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

               (99) Press Release, dated September 10, 1997


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                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   JACKSONVILLE BANCORP, INC.



Date:    09/10/97                  By: /s/ JERRY CHANCELLOR
                                       Jerry Chancellor
                                       President


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                            Exhibit 99

                           Press Release

                               Dated

                        September 10, 1997